Exhibit 10.16

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PRODUCT AGREEMENT

(Includes Schedules A to E)

PRODUCT AGREEMENT

This Product Agreement (this “Product Agreement”) is issued under the Master Manufacturing Services Agreement dated August 21, 2014 between Patheon Pharmaceuticals Inc., and Osmotica Pharmaceutical Corp., (the “Master Agreement”), and is entered into October 1, 2014 (the “Effective Date”), between Patheon Pharmaceuticals Inc., a corporation existing under the laws of the State of Delaware, having a principal place of business at 2110 East Galbraith Road, Cincinnati, OH 45237-1626 (“Patheon”) and Osmotica Pharmaceutical Corp., a corporation existing under the laws of the State of Delaware, having a principal place of business at 895 Sawyer Road, Marietta, GA 30062 (“Client”).

The terms and conditions of the Master Agreement are incorporated herein except to the extent this Product Agreement expressly references the specific provision in the Master Agreement to be modified by this Product Agreement. All capitalized terms that are used but not defined in this Product Agreement will have the respective meanings given to them in the Master Agreement

The Schedules to this Product Agreement are incorporated into and will be construed in accordance with the terms of this Product Agreement.

1.                                      Product List and Specifications (See Schedule A attached hereto)

2.                                      Manufacturing Exclusivity, Minimum Order Quantity, Annual Volume, and Price - Annual Volumes greater than [***] tablets (See Schedule B attached hereto)

3.                                      Manufacturing exclusivity, Minimum Order Quantity, Annual Volume, and Price - Annual Volumes less than or equal to [***] tablets (See Schedule E attached hereto)

4.                                      Annual Stability Testing and Validation Activities (if applicable) (See Schedule C attached hereto)

Active Materials, Active Materials Credit Value, and Maximum Credit Value (See Schedule D attached hereto)

5.                                      Yearly Forecasted Volume: Not applicable

6.                                      Territory: United States of America

7.                                      Manufacturing Site: Patheon Pharmaceuticals Inc., 2110 East Galbraith Road, Cincinnati, OH 45237-1625

8.                                      Governing Law: Refer to Section 13.7 of the Master Agreement

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

9.                                      Inflation Index: Refer to Section 4.2(a) of the Master Agreement

10.                               Currency: Refer to Section 1.4 of the Master Agreement

11.                               Initial Set Exchange Rate: Not applicable

12.                               Initial Product Term: Refer to Section 8.1 of the Master Agreement

13.                               Notices: Refer to Section 13.9 of the Master Agreement

14.                               Other Modifications to the Master Agreement: The last sentence of Section 2.1(f) of the Master Agreement, “For Active Materials or Client-Supplied Components, which may be subject to import or export, Client agrees that its vendors and suppliers will comply with applicable requirements of the U.S. Customs and Border Protection Service and the Customs Trade Partnership Against Terrorism (“C-TPAT”),” does not apply to Venlafaxine API.

IN WITNESS WHEREOF, the duly authorized representatives of the parties have executed this Product Agreement as of the Effective Date set forth above.

PATHEON PHARMACEUTICALS INC.

APPROVED BY LEGAL
	By:	/s/ Francis P. McLure
FPM 8-31-14	Name:	Francis P. McLure
Initials Date	Title:	Secretary

OSMOTICA PHARMACEUTICAL CORP.

	By:	/s/ Kenneth Gagnon
	Name:	Kenneth Gagnon
	Title:	Chief Financial Officer

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE A

PRODUCT LIST AND SPECIFICATIONS

Product List

Venlafaxine ER 37.5mg 30Tab US

Venlafaxine ER 37.5mg 90Tab US

Venlafaxine ER 75mg 30TabUS

Venlafaxine ER 75mg 90Tah US

Venlafaxine ER 150mg 30Tab US

Venlafaxine ER 150mg 90Tab US

Venlafaxine ER 225mg 3QTab US

Venlafaxine ER 225mg 90Tab US

Venlafaxine HCL ER 37.5mg 30Tab US

Venlafaxine HCL ER 37.5mg 90Tab US

Venlafaxine HCL ER 75mg 30Tab US

Venlafaxine HCL ER 75mg 90Tab US

Venlafaxine HCL ER 150mg 30Tab US

Venlafaxine HCL ER 150mg 90Tab US

Venlafaxine HCL ER 225mg 30Tab US

Venlafaxine HCL ER 225mg 90Tab US

Specifications

Prior to the start of commercial manufacturing of Product under this Agreement Client will give Patheon the originally executed copies of the Specifications as approved by the applicable Regulatory Authority. If the Specifications received are subsequently amended, then Client will give Patheon the revised and originally executed copies of the revised Specifications. Upon acceptance of the revised Specifications, Patheon will give Client a signed and dated receipt indicating Patheon’s acceptance of toe revised Specifications.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Following the transition Year 2018, Patheon will be the sole manufacturer of Products offered for sale by Client in the Territory.

Pricing

Annual Volume Forecasts

Patheon pricing for three campaigns a year for all the sku’s listed in the table below.

Product	FY2015 Forecast
Venlafaxine ER 37.5mg 30Tab US	[***]
Venlafaxine ER 37.5mg 90Tab US	[***]
Venlafaxine ER 35mg 30TabUS	[***]
Venlafaxine ER 75mg 90Tab US	[***]
Venlafaxine ER 150mg 30Tab US	[***]
Venlafaxine ER 150mg 90Tab US	[***]
Venlafaxine ER 225mg 30Tab US	[***]
Venlafaxine ER 225mg 90Tab US	[***]
Venlafaxine HCL ER 37.5mg 30Tab US	[***]
Venlafaxine HCL ER 37.5mg 90Tab US	[***]
Venlafaxine HCL ER 75mg 30Tab US	[***]
Venlafaxine HCL ER 75mg 90Tab US	[***]
Venlafaxine HCL ER 150mg 30Tab US	[***]
Venlafaxine IICI FR 150mg 90Tab US ‘	[***]
Venlafaxine HCL ER 225mg 30Tab US	[***]
Venlafaxine HCL ER 225rng 90Tab US	[***]
Total	[***]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Pricing Table

Manufacturing and Packaging Prices

Pricing includes the cost of labor, overhead, raw materials, packaging components and QC testing.

Venlafaxine HCI ER Tablets Generic and Branded Bottle Packaging - 30ct Bottles

Price per Bottle
Strength	Annual Quantity (Bottles)	Minimum Ordering Quantity (Bottles)	Material Price	Conversion Price	Full Service Price
37.5mg	[***]	[***]	[***]	[***]	[***]
75mg	[***]	[***]	[***]	[***]	[***]
150mg	[***]	[***]	[***]	[***]	[***]
225mg	[***]	[***]	[***]	[***]	[***]

Venlafaxine HCI ER Tablets Generic and Branded Bottle Packaging - 30ct Bottles

Price per Bottle
Strength	Annual Quantity (Bottles)	Minimum Ordering Quantity (Bottles)	Material Price	Conversion Price	Full Service Price
37.5mg	[***]	[***]	[***]	[***]	[***]
75mg	[***]	[***]	[***]	[***]	[***]
150mg	[***]	[***]	[***]	[***]	[***]
225mg	[***]	[***]	[***]	[***]	[***]

Pricing Note: It is understood that the filing for the 37.Smg and 225mg is targeted for the 1S* quarter of 2016 using a QBE 30 filing. The Parties will work In good faith to achieve this milestone. The Parties understand that the 225mg strength will represent a large portion of the commercial volumes. Once approved, Osmotica will transition 100% of the market volumes as estimated in Schedule B of the 37.5mg, 75mg, 150mg and 225mg strengths as set forth herein. The pricing above is based on Annual Volumes in excess of [***] tablets but Patheon will honor these prices at a lower Annual Volume during foe 2016 transition Year to allow foe new strengths to enter the market. If the Annual volumes do not exceed [***] tablets in the 2017 Year and going forward, foe prices for volumes less than [***] tablets as listed in Schedule E will apply and will be subject to an annual price reconciliation per Section 4.2(e) of the Master Agreement.

Pricing Note: To provide the same pricing during the first 1-2 years on the 75mg and 160mg strengths prior to foe addition of foe 37.5mg and 225mg strengths. The 75mg and 150mg labels and Pls will be purchased as one annual buy. If these materials are not used or are replaced by new designs Osmotica will be responsible to pay for the unused obsolete materials.

Note: Refer to “Campaign Assumptions” below for additional detail on the manufacturing and packaging batch campaigns assumed for this Pricing.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Key Technical Assumptions

Below are listed the main assumptions that were utilized by Patheon for Pricing this Product Should any of the assumptions change, then the Pricing will be revised accordingly.

Manufacturing Assumptions

•                              The manufacturing process at Patheon will closely follow the process information provided by Osmotica and Patheon’s best estimates.

•                              The core tablet weights and manufacturing batch size for each strength proposed by Patheon are summarized in the following table.

Venlafaxine Tablets
Parameter	37.5mg	75mg	150mg	225mg
Tablet weight (mg)	160	180	360	540
Batch size at Patheon (tabs)	[***]	[***]	[***]	[***]
Batch size at Patheon (kg)	[***]	[***]	[***]	[***]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

The following manufacturing equipment train will be used for Venlafaxine Tablets.

Equipment
Process Step	75mg and 150mg	37.5mg	225mg
Wet Granulation	Diosna P800 High Shear Mixer / Alexanderwerk Wet Mill	Diosna P300	Diosna P800 High Shear Mixer / Alexanderwerk Wet Mill
Drying	Glatt GPCG-300 Fluid Bed Dryer	Niro MP4 Fluid Bed Dryer	Glatt GPCG-300 Fluid Bed Dryer
Milling	Quadro Comil	Quadro Comil	Quadro Comil
Blending	40-60CF In-Bin Blender	15CF In-Bin Blender	40-60CF In-Bin Blender
Compressing	Fette 3090	Fette 3090	Fette 3090
Membrane Coat	48” Accela Gota	48” Accela Cota	60” Accela Cota
Laser Drilling	CMS Laser*	CMS Laser*	CMS Laser*
Color and Clear Coat	48” Accela Cota	48” Accela Cota	60” Accela Cota
Printing	Hartnett Printer	Hartnett Printer	Hartnett Printer

* Pricing is based on the assumption of a [***] tablet/hour run rate through the laser.

•                  A manufacturing yield of [***] on the 37.5mg and 75mg strengths and […] on the 150mg and 225mg strengths is assumed.

Campaign Assumptions

The pricing outlined in the ‘Pricing Table’, reflects the campaigns listed below,

Venlafaxine HCI ER Tablets Generic and Branded Bottle Packaging - 30ct Bottles

Strength	Batches per Manufacturing Campaign	Batches per Packaging Campaign	Bottles per Packaging Campaign
37.5mg	[***]	[***]	[***]
75mg	[***]	[***]	[***]
150mg	[***]	[***]	[***]
225mg	[***]	[***]	[***]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Venlafaxine HCI ER Tablets Generis and Branded Bottle Packaging - 90ct Bottles

Strength	Batches per Manufacturing Campaign	Batches per Packaging Campaign	Bottles per Packaging Campaign
37.5mg	[***]	[***]	[***]
75mg	[***]	[***]	[***]
150mg	[***]	[***]	[***]
225mg	[***]	[***]	[***]

Packaging Assumptions

Venlafaxine tablets will be packaged into the configurations listed in the table below.

30ct Bottles	90ct Bottles

Bottle, 100 cc HDPE round (comp)	Bottle, 100 cc HDPE round (comp)

Closure, 38 mm SecuRx w/75M (comp)	Closure, 38 mm SecuRx w/75M (comp)

Desiccant, 2-in-1 SG/Charcoal	Desiccant, 2-in-1 SG/Charcoal

Label, PS, 2-1/4” x 4-1/2” (generic or branded)	Label, PS, 2-1/4” x 4-1/2” (generic or branded)

Topsert, Combined PI/Med guide (perfed)	Topsert, Combined PI/Med guide (perfed)

Shrink Wrap, 9-1/4” Wide	Shrink Wrap, 9-1/4” Wide

Shipper, 24/100cc	Shipper, 24/100cc

Shipper Label	Shipper Label

Pallet, ISPM 15 Standard 48” x 40”	Pallet, ISPM 15 Standard 48” x 40”

Slip Sheet, Fiber 44” x 52”	Slip Sheet, Fiber 44” x 52”

•                  The packaging component specifications assumed for this Pricing have been estimated by Patheon. Changes to the specifications will result in a review of the final Pricing.

Testing Assumptions

•                                          Testing for raw materials, packaging components and finished product are based on information provided by Osmotica and Patheon’s best estimates.

•                                          It is assumed that the Patheon will complete ID/COA release testing of incoming API.

•                                          it is assumed that QC test methods are fully validated and robust.

•                                          Micro testing has not been included on the finished product.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Cleaning Assumption®

•                                          It is assumed that Patheon’s current cleaning procedures are adequate and full cleaning occurs after each campaign.

Supply Chain Assumptions

•                                          The quoted raw materials and bulk packaging components are assumed to be supplied from standard Patheon suppliers. This will need to be reviewed upon the detailed specifications of these materials. Patheon will procure components (raw materials and primary packaging materials) for the manufacture of Venlafaxine Tablets from Patheon qualified suppliers. Should Osmotica require Patheon to source any materials from specified suppliers, then these suppliers will remain under the Quality audit control of Osmotica unless it is agreed that Patheon will take on this responsibility. Components and excipients to be supplied by Patheon in accordance with Osmotica’s specifications. Patheon will issue formal Patheon specifications for each component following Osmotica component requirements. Each lot of incoming components will be sampled and tested according to the agreed specifications. If different component specifications for primary packaging are required, these will be subjected to a further evaluation and assessment by Patheon.

•                                          API would be provided free issue by Osmotica and released by Osmotica. The API and all excipients used for tea manufacture will be GMP grade and from TSE/BSE certified sources.

The following cost items are Included in the Price for the Products:

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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The following cost items are not Included In the Price for the Products:

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE C

ANNUAL STABILITY TESTING (if applicable)

Patheon and Client will agree in writing on any stability testing to be performed by Patheon on the Products. This Product Agreement will specify the commercial and Product stability protocols applicable to the stability testing and the fees payable by Client for this testing.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE D

ACTIVE MATERIALS

Active Materials	Supplier
Venlafaxine Hydrochloride USP	AARTI INDUSTRIES, LTD.

Active Materials Credit Value

The Active Materials Credit Value will be as follows:

PRODUCT	ACTIVE MATERIALS	ACTIVE MATERIALS CREDIT VALUE
Venlafaxine Tablets	Venlafaxine Hydrochloride USP	Client’s actual cost for Active Materials not to exceed [***] per kilogram

MAXIMUM CREDIT VALUE

Patheon’s liability for Active Materials calculated in accordance with Section 2.2 of the Master Agreement for any Product in a Year will not exceed, in the aggregate, the maximum credit value set forth below:

PRODUCT	MAXIMUM CREDIT VALUE
Venlafaxine Tablets (4 strengths)	[***] of revenues per Year to Patheon under this Product Agreement

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE E

Following the transition Year 2016, Patheon will be the sole manufacturer of Products offered for sale by Client in the Territory.

If the volumes are greater than [***] and less than [***] tablets per Year, the following prices will apply.

30ct Bottles

Product	Minimum Ordering Quantify (Bottles)	Material price	Conversion Price	Full Service Price
Venlafaxine Tablets 37.5mg	[***]	[***]	[***]	[***]
Venlafaxine Tablets 75mg	[***]	[***]	[***]	[***]
Venlafaxine Tablets 150mg	[***]	[***]	[***]	[***]
Venlafaxine Tablets 225mg	[***]	[***]	[***]	[***]

90ct Bottles

Product	Minimum Ordering Quantify (Bottles)	Material price	Conversion Price	Full Service Price
Venlafaxine Tablets 37.5mg	[***]	[***]	[***]	[***]
Venlafaxine Tablets 75mg	[***]	[***]	[***]	[***]
Venlafaxine Tablets 150mg	[***]	[***]	[***]	[***]
Venlafaxine Tablets 225mg	[***]	[***]	[***]	[***]